OTC BB: EMRI EMRISE CORPORATION An international manufacturer of electronic devices and communications equipment for the aerospace, defense and industrial markets in North America, Europe and Asia June 2012

EMRISE CORPORATION Safe Harbor Statement The matters discussed in this presentation, including any oral comments that accompany the presentation or given in response to questions, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, orders, backlog, financial results, products, and/or other events that have not yet occurred. Actual results may differ materially from those forward-looking statements. Factors that could contribute to such differences include, but are not limited to, variations in forecasted growth rate of markets for the company’s products, changes in EMRISE’s financial condition and financial results, the company’s ability to distinguish itself and it’s products from current and future competitors and those factors contained in the “Risk Factors” Section of the Company’s most recent filings with the U.S. Securities and Exchange Commission on Forms 10-K, Forms 10-Q and Forms 8-K. 2 June 2012 Please Note: Unless otherwise indicated, the financial results of all EMRISE assets and businesses sold in 2011and in the comparative 2010 periods, which have been previously disclosed in the Company’s SEC filings, are included in EMRISE’s consolidated statements of operations and presented as discontinued operations.

EMRISE CORPORATION Overview: Turnaround Strategy ▶ Turnaround strategy implemented after major organizational, operational and financial changes in late 2010 and 2011 ♦ Strengthen balance sheet ♦ Reduce debt ■ Payoff PEM ♦ Cut operating costs ♦ Improve operations ♦ Establish new credit facilities ♦ Focus on organic growth ♦ Seek strategic alliances/partners ♦ Position company for sustainable growth in revenue and profitability 3

EMRISE CORPORATION Overview: Progress ▶ Where we are today ♦ Completed balance sheet overhaul ♦ Reduced debt ■ Paid down all but $500,000 of remaining PEM debt ♦ Cut operating costs ♦ Streamlined organization ♦ Initiated extensive operational improvements ♦ Revenue up 14% year over year to $33.5 million in 2011 ♦ 65% year-over-year decline in 2011 loss from continuing operations ♦ Profitable in 2011 Q4 and last half of year ♦ Recently introduced and began shipping new Communications Equipment and Electronic Devices products 4

EMRISE CORPORATION Overview: Growth ▶ Positioned for sustainable growth ♦ Excellent customer and business base in growth markets ♦ Focused on organic growth – existing and new markets ♦ Recent qualification, acceptance and sales of new products ♦ Opportunities for strategic alliances ♦ Strong and growing backlog ♦ 2012 revenue expected to grow 11% to 14% from 2011 ♦ Forecasting profit for 2012, despite expected, on-plan Q1 loss ♦ Under valued with promising outlook 5

EMRISE CORPORATION Revenue Trend/Composition1 6 - $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2010 A 2011 A 2012 E R ev e n u e ( $ i n 0 0 0' s ) Electronic Devices Communications Equipment 1Revenue Outlook/Composition based on organic growth and does not include impact of any future strategic alliances. Actual Estimate (Up 11% to 14%) Actual

EMRISE CORPORATION 7 2011 Revenue Breakdown 75% 25% Business Unit Production by Region Communications Equipment Electronic Devices Business Segments United States Europe

EMRISE CORPORATION Electronic Devices ▶ International Aerospace, Defense & Industrial business ♦ Serving customers in North America, Europe and Asia ♦ Two manufacturing locations in the U.K. ♦ ~45% of Electronic Devices revenue from U.S. customers ■ Expected to drive organic growth and cash flow ♦ Power supply and RF devices and subsystems ■ Longstanding use in numerous military aerospace and other defense applications ■ Now also being used in growing number of commercial aerospace and industrial applications 8

EMRISE CORPORATION Electronic Devices ▶ International Aerospace, Defense & Industrial business ♦ European Military market gaining momentum ■ Long-term programs could drive faster growth in 2013 and beyond ♦ IFE&C market is a principal focus and primary growth driver ■ Anticipate continued growth in pipeline of IFE&C orders in U.S. and Europe ● Existing customers/new customers ● Existing products/new products ♦ Industrial market applications emerging in oil, natural gas, maritime and other sectors 9

EMRISE CORPORATION Electronic Devices: Strategy ▶ Focus on rapidly growing international commercial aerospace market ♦ IFE&C ♦ Cabin electronics ▶ Increase business in additional military aerospace programs ♦ Missile systems ♦ Unmanned vehicles ▶ Expand presence in harsh-environment commercial and industrial markets ▶ Enhance range of IFE&C and COTS products ▶ Capitalize on high quality, global customer base 10

EMRISE CORPORATION 11 Electronic Devices: Key Customers Aerospace, Defense & Industrial IFE&C

EMRISE CORPORATION 12 Communications Equipment ▶ Highly differentiated business with proprietary, marketable products in high growth industry ♦ Network access technologies and products ♦ CIP-ALL pseudo-wire Ethernet/IP product range that extends life of large base of analog telephony, data and video systems ♦ International customer base ▶ Based in U.S. and Europe ♦ Skills and technology to design, specify and produce complex network access products and systems

EMRISE CORPORATION 13 Communications Equipment: Strategy ▶ Capitalize on product line, technology and customer base to drive sale of network access products ▶ Expanding mobile, backhaul, video, data and security needs driving industry growth ▶ Expand business through ♦ Organic growth ■ New and existing customers ■ New and existing products ♦ Strategic alliance/partnership transactions ♦ New focus on growing US market ■ Concentrate on new CIP-ALL pseudo-wire product range

EMRISE CORPORATION 14 USA, Europe & Asia MOTOROLA North Africa Public Telephone Networks including: Tunisia, Libya, Algeria, Morocco, Gambia, Côte d’Ivoire, Cameroon, Mauritania Communications Equipment: Key Customers FAA

EMRISE CORPORATION 15 Organic Growth Drivers ▶ Electronic Devices ♦ Focus on higher-margin custom products ♦ Invest in new standard COTS (Commercial Off-The-Shelf) products ♦ Expand IFE&C penetration ■ New and existing customers / products ▶ Communications Equipment ♦ Focus on Network Access market in U.S. and Europe ♦ Pursue increased penetration of U.S. market with new CIP-ALL pseudo-wire product range ♦ Expand business with existing customers, add new customers ♦ Backlog for network access products highest in 10 years

EMRISE CORPORATION 16 Financial Highlights: 2011 P & L Highlights ($ in thousands, except EPS) Year-Ended 12/31/11 12/31/10 Net sales (Up 14% year-over-year ) $ 33,531 $ 29,523 Income (loss) from operations $ (1,643) $ (3,775) Income (loss) from continuing operations $ (2,048) $ (5,857) Net income (loss) $ (1,619) $ (3,421) (Note: ~Breakeven in Q3, profitable in Q4 and for last half of 2011) Net income (loss) per basic/fully diluted share $ (0.15) $ (0.32) Balance Sheet Highlights ($ in thousands) 12/31/11 12/31/10 Cash and equivalents1 $ 805 $ 3,742 Total assets $ 24,668 $ 25,489 Total debt $ 5,741 $ 4,675 Stockholders’ equity $ 10,598 $ 12,020 112/31/11 cash balance due in large part to inventory increases to prepare for higher second half 2011shipments

EMRISE CORPORATION 17 Financial Highlights: Q1 2012 P & L Highlights ($ in thousands, except EPS) First Quarter-Ended1 3/31/12 3/31/11 Net sales $ 7,539 $ 7,876 Income (loss) from operations $ (593) $ (906) Income (loss) from continuing operations $ (862) $ (1,018) Net income (loss)2 $ (871) $ (959) Net income (loss) per basic/fully diluted share $ (0.08) $ (0.09) Balance Sheet Highlights ($ in thousands) 3/31/12 12/31/11 Cash and equivalents $ 1,475 $ 805 Total assets $ 24,086 $ 24,668 Total debt $ 5,463 $ 5,741 Stockholders’ equity $ 10,206 $ 10,598 (unaudited) 1Includes additional SG&A expenses for required year-end financial reporting and other corporate matters that do not occur in subsequent quarters of a year 2Q1 ‘12 includes $9,000 loss from discontinued ops. and $114,000 in exchange rate losses. Q1 ‘11 includes $59,000 income from discontinued ops. and $64,000 in exchange rate losses (Unaudited)

EMRISE CORPORATION 18 Stock Information Common shares OTC BB: EMRI 52-week closing price range $0.35 - $0.85 Recent price (6/22/12) $0.68 Average daily trading volume (90-day) 4,942 Common shares 10.7 million Market capitalization $7.28 million Insider ownership (officers, directors) 7.3%1 1Does not include the holdings of the CEO/Founder’s non-insider family members of ~5.5%

EMRISE CORPORATION ▶ Turnaround ▶ Focused on growing markets ▶ Experienced management/engineering ▶ World-class, global customer base ▶ Strategic alliances ▶ New products ▶ Excellent brands and products, validated technologies ▶ Positioned for sustainable growth 19 EMRISE Strengths

EMRISE CORPORATION Investment Thesis ▶ Turnaround ♦ Significantly improved balance sheet ♦ 2011 revenue up 14% year-over-year ♦ Profitable for last half 2011 ▶ Growth ♦ Growing backlog of customer orders for future shipment ♦ Expect 11% to 14% YOY revenue increase in 2012 ♦ Projecting profitable year in 2012 ▶ Value ♦ EMRISE currently valued at ~0.22X 2011sales; ~0.19X mid-point of projected 2012 sales ♦ Peer group currently valued at ~1.23X most recent full-year sales, or TTM sales; ~1.14X estimated current/upcoming fiscal year’s sales 20

An international manufacturer of electronic devices and communications equipment for the aerospace, defense and industrial markets in North America, Europe and Asia June 2012 OTC BB: EMRI EMRISE CORPORATION